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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2002


                    Dover Downs Gaming & Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-16791


                 Delaware                             51-0414140
       (State or other jurisdiction                  (IRS Employer
            of incorporation)                      Identification No.)


                             1131 N. DuPont Highway
                                 Dover, Delaware           19901
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (302) 674-4600


                                       N/A
          (Former name or former address, if changed since last report)

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Item 5. Other Events.
--------------------

"FOR IMMEDIATE RELEASE                           For further information, call
                                                 Timothy R. Horne
                                                 Vice President-Finance
Dover, Delaware, May 10, 2002                    (302) 857-3292

                    DOVER DOWNS GAMING & ENTERTAINMENT, INC.
               APPOINTS KENNETH K. CHALMERS TO BOARD OF DIRECTORS

Dover Downs Gaming & Entertainment, Inc. (NYSE: Symbol - DDE) announced today the appointment to its Board of Directors of Kenneth K. Chalmers, formerly executive vice president of Bank of America.

Mr. Chalmers has been elected to fill an existing vacancy on the Board. He will also serve as Chairman of the Audit Committee. Ken Chalmers is currently a consultant. He was an Executive Vice President of Continental Bank, Chicago, Illinois and its successor, Bank of America from 1984 through 1994. Over a span of 40 years with those organizations, he served in numerous capacities in the corporate banking sector. The last 10 years were spent as head of the Special Industries Department.

"Ken Chalmers brings with him a wealth of experience both from the banking community and from the various boards he serves on across the country. We are delighted to have someone of his stature agree to join our Board and to chair our Audit Committee," said Henry B. Tippie, Chairman of the Board.

Mr. Chalmers is a Member of the Board of Managers of Learning Insights, Inc., Officer and Director of FeelSure Health Corp., Director of CNH Receivables Inc. and Safety-Kleen Corp., and serves on the Alumni Advisory Board of The Kellogg School of Management, Northwestern University.

Mr. Chalmers received his BSBA from Northwestern University in Evanston, Illinois and his MBA from the University of Chicago. He served as a Lieutenant
(jg) in the U.S. Navy.

                                   ----------

This release contains or may contain forward-looking statements based on management's beliefs and assumptions. Such statements are subject to various risks and uncertainties which could cause results to vary materially. Please refer to each company's SEC filings for a discussion of such factors.

Dover Downs Gaming & Entertainment, Inc. is a diversified gaming and entertainment company whose operations consist of Dover Downs Slots - an 80,000 square foot video lottery (slots) casino complex; the Dover Downs Hotel and Conference Center - featuring luxury accommodations with conference, banquet, fine dining, ballroom and concert hall facilities; and the Dover Downs Raceway - a harness racing track with pari-mutuel wagering on live and simulcast horse races."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Dover Downs Gaming & Entertainment, Inc.

                                       /s/ Denis McGlynn
                                       ----------------------------------------
                                       Denis McGlynn
                                       President and Chief Executive Officer

Dated: May 10, 2002

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